UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   April 11, 2007
                                                 ____________________________


                   Home Federal Bancorp, Inc. of Louisiana
_____________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Federal                                 000-51117                  86-1127166
_____________________________________________________________________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                         Identification No.)


624 Market Street, Shreveport, Louisiana                                71101
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code    (318) 222-1145
                                                   __________________________


                               Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure
           ________________________

     On April 11, 2007, Home Federal Bancorp, Inc. of Louisiana
(the "Company") issued a press release announcing the declaration of a quarterly cash dividend. The dividend is payable on May 11, 2007 to shareholders of record as of April 25, 2007.

     For additional information, reference is made to the Company's press release dated April 11, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which may be incorporated.


ITEM 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.
      (b)  Not applicable.
      (c)  Not applicable.
      (d)  Exhibits.

     The following exhibit is filed herewith.

     Exhibit Number    Description
     ________________  _______________________________________

     99.1              Press release dated April 11, 2007

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HOME FEDERAL BANCORP, INC. OF LOUISIANA




Date:  April 11, 2007              By: /s/Daniel R. Herndon
                                       ___________________________________
                                       Daniel R. Herndon
                                       President and Chief Executive Officer


                            EXHIBIT INDEX



     Exhibit Number    Description
     ________________  ____________________________________________

     99.1              Press release dated April 11, 2007